                                                                    Exhibit 10.2


                             EMPLOYMENT AGREEMENT
                             --------------------

     THIS EMPLOYMENT AGREEMENT ("Agreement") is entered into as of ___________, 2000, by and between AquaCell Technologies, Inc., a Delaware corporation ("Employer"), and Karen B. Laustsen ("Executive").

                                  WITNESSETH:

     WHEREAS, Executive has served Employer in various executive capacities and Employer desires to obtain the benefit of continued service by Executive, and Executive desires to render continued services to Employer;

     WHEREAS, the Board of Directors of Employer (the "Board") has determined that because of Executive's substantial experience and business relationships in connection with the business of Employer, it is in the Employer's best interest and that of its stockholders to secure services of Executive and to provide Executive certain additional benefits; and

     WHEREAS, Employer and Executive desire to set forth in this Agreement the terms and conditions of Executive's employment with Employer.

     NOW, THEREFORE, in consideration of the mutual promises and covenants herein contained, the parties agree as follows:

                                   AGREEMENT

     SECTION 1.     TERM.  Employer hereby employs Executive and Executive
                    ----
hereby accepts such employment, in accordance with the terms of this Agreement, commencing on October 1, 2000, and terminating on September 30, 2005 (the "Term"), unless (a) terminated as provided herein in Section 5, or (b) renewed pursuant to the terms of Section 9 hereof.

     SECTION 2.     SERVICES.  So long as this Agreement shall continue in
                    --------
effect, Executive shall use her commercially reasonably efforts and abilities to promote Employer's business, affairs and interests, and shall perform the services contemplated by this Agreement in accordance with policies established by Employer.

     SECTION 3.     SPECIFIC POSITION; DUTIES AND RESPONSIBILITIES.  Executive
                    ----------------------------------------------
shall serve as President and Chief Operating Officer, with the powers and duties consistent with such position. Executive agrees to devote her full business time to rendering the services as President and Chief Operating Officer. Executive agrees to observe and comply with the rules and regulations of Employer as adopted by the Board respecting the performance of Executive's duties and agrees to carry out and perform the directions and policies of Employer and its Board as they may be, from time to time, stated either orally or in writing. Employer agrees that the duties which may be assigned to Executive shall be the usual and customary duties of the job position as set forth in this Section 3, and shall not be inconsistent with the provisions of the charter documents of Employer or applicable law. Executive shall have such corporate power and authority as shall reasonably be required to enable the discharge of duties in any office that may be held.

     SECTION 4. COMPENSATION.
                ------------

     (a)  Base Salary and Target Bonus.
          ----------------------------

          (i)   Base Salary. During the term of this Agreement, Employer agrees
                -----------
to pay Executive a base salary of at least One Hundred Sixty Thousand Dollars ($160,000) per year in semi-monthly installments on the same dates the other senior officers of Employer are paid ("Base Salary"). The Board (or its Compensation Committee) shall review the Base Salary annually and may in its discretion increase the Base Salary each calendar year beginning October 1, 2001; provided, however, that the Base Salary shall be increased by an amount equal to 50% of the amount of any bonus paid to Executive during the prior year.

          (ii)  Bonus. Executive will participate in the Executive Bonus Pool to
                -----
be determined on the basis of the three phase criteria set forth on Exhibit A attached hereto.

     (b)  Expense Reimbursement. Employer shall reimburse Executive promptly for
          ---------------------
reasonable and necessary business and entertainment expenses incurred in pursuit and furtherance of Employer's business and goodwill. Employer shall reimburse Executive for all such expenses upon presentation by the Executive, from time to time, of an itemized written accounting of such expenditures.

     (c)  Benefits. Employer shall provide Executive with the following benefits
          --------
during the Term and any renewals thereof:

          (i)   Participation in Benefit Plans and Policies.  Executive shall be
                -------------------------------------------
entitled to participate in all insurance and other benefit plans and policies maintained for senior executives of Employer, including, but not limited to, all group health, life and retirement plans (the "Plans"). Employer acknowledges that Executive has retained a $1 million key man life insurance policy as required in accordance with the Employer's initial public offering. Employer agrees that ownership of this policy automatically transfers to the Executive if employment of the Executive is terminated for any reason, or three years from the completion of the Employer's initial public offering. Employer agrees to pay the premium for such policy for as long as the Executive is employed by the Employer.

          (ii)  Vacation. Executive shall be entitled to four (4) weeks paid
                --------
vacation time each year. Executive's vacation shall be under Employer's usual policies applicable to senior executives. Vacation shall not be taken more than one week at a time, and only when it will not interfere with the operation of the company. Any vacation not taken will be accrued and paid, and there shall be no limit on the accrual.

          (iii) Automobile Allowance.  The Employer agrees to provide a leased
                --------------------
automobile with all expenses, to be determined by the Compensation Committee.

          (iv)  Disability Benefits. During the Term, Employer agrees to provide
                -------------------
Executive long-term disability insurance under a standard disability policy.

          (v)   Country Club Membership.  Employer will provide Executive with a
                -----------------------
country club membership, and pay all monthly fees and expenses during the term of employment.

     SECTION 5. TERMINATION.  The compensation and other benefits provided
                -----------
to Executive pursuant to this Agreement, and the employment of Executive by Employer, shall be terminated prior to expiration of the term of this Agreement only as provided in this Section 5:

     (a)  Disability.  In the event that Executive shall fail, because of
          ----------
illness, incapacity or injury which is determined to be total ("Disability") by a physician selected by Employer or its insurers and acceptable to Executive or Executive's legal representative (such agreement as to acceptability not to be withheld unreasonably), to render, for three consecutive months or for shorter periods aggregating ninety (90) or more business days in any twelve (12) month period, the services contemplated by this Agreement, Executive's employment hereunder may be terminated by sixty (60) days' prior written notice of termination from Employer to Executive. Thereafter, Employer shall continue to
(i) pay the Base Salary to Executive for a period of twelve (12) months after the date of termination, subject to adjustments referenced in the following paragraph, and (ii) provide medical insurance as in effect prior to such termination for a period of twelve (12) months following the date of termination. Thereafter, no further salary shall be paid or medical insurance be provided. Executive's rights under the Plans subsequent to termination of employment pursuant to this paragraph shall be determined under the applicable provisions of the respective Plans, unless otherwise expressly stated herein. This Agreement in all other respects will terminate upon the termination of employment pursuant to this paragraph.

     The amount of compensation to be paid to Executive pursuant to the preceding paragraph shall be adjusted in the event Executive becomes entitled to and receives disability benefits under any disability payment plan, including disability insurance. The amount of Executive's compensation otherwise payable by Employer pursuant to the preceding paragraph shall be reduced, on a dollar-for-dollar basis, but not to less than zero, by the amount of any such disability benefits received by Executive, but only to the extent such benefits are attributable to payments made by Employer.

     (b)  Death.  In the event of Executive's death during the term of this
          -----
Agreement, Executive's Base Salary shall continue for a period of six (6) months payable to the estate of the Executive and Employer shall pay to the estate of Executive the Base Salary accrued to the date of Executive's death to the extent not theretofore paid. If Executive's death occurs while receiving payments under Section 5(a) above, such payments shall continue for a period of six (6) months payable to the estate of the Executive. Executive's rights under the Plans subsequent to her death shall be determined under the applicable provisions of the respective Plans; provided that, notwithstanding any provisions to the contrary therein, Employer shall continue to provide medical insurance to the dependents of Executive for a period of six (6) months following the death of Executive. This Agreement in all other respects will terminate upon the death of Executive.

     (c)  For Cause.  The employment of Executive hereunder shall be terminable
          ---------
by Employer in the event that Executive (i) is convicted of, or pleads nolo contandere to a felony; (ii) has engaged in habitual misconduct in the performance of her duties under this Agreement or, (iii) has committed an act of dishonesty, gross negligence or misconduct, which has a direct, substantial and adverse effect on Employer, its business or reputation.

     Notwithstanding the foregoing, no termination of Executive by Employer pursuant to clauses (ii) or (iii) above shall be valid unless and until the following procedures have been complied with by Employer: (a) no more than thirty (30) days after the chairperson of the Board has obtained knowledge of "cause" to terminate Executive pursuant to any of clauses (ii) or (iii) above, he/she shall provide Executive with written notice of Employer's intent to terminate this Agreement pursuant to this Section 5(c), including in reasonable detail the reasons therefor (the "Termination Notice"); (b) at a mutually agreed upon time and place, but in any event no more than ten (10) days following receipt by Executive of the Termination Notice, the Board shall provide Executive the opportunity to participate in a meeting of the Board regarding the Termination Notice; (c) if the matter cannot be resolved by mutual agreement of Employer and Executive at such meeting, Executive shall thereafter be given thirty (30) days to cure such "cause" as detailed in the Termination Notice (the "Cure Period"); and (d) if Executive does not cure such "cause" within the Cure Period, Employer shall thereafter terminate Executive's employment hereunder in writing within thirty (30) days of the end of the Cure Period. Any determination of "cause" as used in this Section 5(c) shall be made only in good faith by an affirmative majority vote of the Board (not counting Executive).

     In the event of Executive's termination pursuant to this subsection 5(c), Executive's rights to receive Base Salary shall immediately terminate and Employer shall pay to Executive her Base Salary and vacation accrued to the date of such termination to the extent not theretofore paid. Executive's rights under the Plans subsequent to termination shall be determined under the applicable provisions of the respective plans. This Agreement in all other respects will terminate upon such termination.

     (d)  Without Cause.  Notwithstanding any other provision of this Section 5,
          -------------
the Board shall have the right to terminate Executive's employment with Employer without cause at any time upon at least thirty (30) days' prior written notice to Executive. The following conditions shall thereupon become applicable:

          (i)   Severance Pay. Employer shall continue to pay Executive the Base
                -------------
Salary on a semi-monthly basis for the remainder of the Term or any extension thereof.

          (ii)  Medical Insurance Continuation. Employer shall continue to
                ------------------------------
provide (under COBRA) medical insurance as in effect prior to such termination for twelve (12) months following such termination, and Employer shall bear all costs for such insurance.

          (iii) Bonus Payment.  If Executive is terminated without cause,
                -------------
Executive shall also be paid for any potential bonuses under this Agreement (the "Bonus Severance"). The amount of any such Bonus Severance shall be equal to the full amount of any unpaid target bonus payment(s) set forth on Exhibit A,
                                                                   ---------
50% of which amount shall be added to the Base Salary to be paid during the remainder of the Term or any extensions thereof.

     (e)  Voluntary Termination.  At any time during the term of this Agreement,
          ---------------------
Executive shall have the right, upon thirty (30) days' prior written notice to Employer, to terminate her employment with Employer. Upon termination of Executive's employment pursuant to this subsection 5(e), (i) Executive's right to receive Base Salary shall immediately terminate and Employer shall pay to Executive her Base Salary accrued to the date of such termination to the extent not theretofore paid, and (ii) Executive's rights under the Plans subsequent to such termination shall be determined under the applicable provisions of the respective Plans. This Agreement in all other respects will terminate upon such termination.

     (f)  Termination by Executive for "Good Reason".  Notwithstanding any other
          ------------------------------------------
provisions of this Agreement, Employer shall provide Executive with the payments and benefits set forth in Section 5(d) in the event Executive terminates employment for "Good Reason." For purposes of this Agreement, "Good Reason" for Executive to terminate employment shall mean voluntary termination following a Change of Control of Employer as defined in Exhibit B attached hereto as a result of (i) the assignment to Executive of duties inconsistent with the position and status of Executive as set forth in this Agreement without Executive's prior written consent, (ii) a substantial alteration in the nature, status or prestige of Executive's responsibilities as set forth in this Agreement or a change in Executive's title or reporting level from that set forth in this Agreement, (iii) the relocation of Employer's executive offices or principal business location to a point more than twenty-five (25) miles from the location of such offices or business at the time of the Change of Control, (iv) reduction by Employer of Executive's Base Salary in effect on the date hereof or as the same may be increased from time to time, (v) any action by Employer (including the elimination of benefit plans without providing substitutes therefor or the reduction of Executive's benefits thereunder) that would substantially diminish the aggregate value of Executive's incentive awards and other fringe benefits, (vi) a failure by Employer to obtain from any successor, before the succession takes place, an agreement to assume and perform this Agreement.

     SECTION 6.     JOINING EMPLOYER'S EMPLOYEES.  During Executive's employment
                    ----------------------------
hereunder, and for one (1) year following termination of employment, Executive shall not, directly or indirectly, induce any employee of Employer or any subsidiary or affiliate of Employer to leave such employment for employment with Executive or any other entity outside of Employer. Executive shall not be in breach of this covenant if, following her employment hereunder, he is contacted on an unsolicited basis by an employee of Employer who desires to leave Employer.

     SECTION 7.     CONFIDENTIALITY.
                    ---------------

     (a)  Proprietary Information.  For purposes of this Agreement, the term
          -----------------------
"Proprietary Information" means and includes: all written, oral and visual information about Employer's customers, clients, employees, consultants, designs, products, inventions, business practices, programs, processes, techniques, know-how, data, management programs, and methodologies, subject to the final sentence of this subparagraph. Proprietary Information includes but is not limited to all of the following insofar as it pertains to Employer: financial information, trade secrets, designs, customer lists, pricing and fee information, agreements and arrangements with affiliated companies, employee files, personnel records, internal corporate records, correspondence, and memoranda, contacts and relationships, opportunities, telephone logs and messages, video or audio tapes and/or disks, photographs, film and slides, computer disks and files, software, information stored on Employer's computers, addresses and telephone numbers, contracts, releases, other writings of any kind, and any and all other materials and information pertaining to Employer or its business to which Executive is exposed or has access solely as a consequence of her employment by Employer. For purposes hereof, the term "Proprietary Information" shall not include any information (i) that was known by the public or outside of this Agreement generally on or prior to the date hereof, (ii) which becomes known by the public or outside of this Agreement generally after the date hereof through no fault of Executive, (iii) that was known to or in the possession of Executive on or prior to the date hereof, (iv) that was developed by or with the participation of Executive on or prior to the date hereof, or (v) that is independently developed by or with the participation of Executive following Executive's employment with Employer.

     (b)  Rights to Proprietary Information.  All Proprietary Information,
          ---------------------------------
regardless of whether it is in intangible or tangible form, is and shall be the sole property of Employer, its successors and assigns, and Employer, its successors and assigns shall be the sole owner of all patents, trademarks, service marks and copyrights, and other rights (collectively referred to herein as "Rights") pertaining to the Proprietary Information. Executive hereby assigns and/or agrees to assign to Employer any rights Executive may have or acquire in Proprietary Information or Rights pertaining to the Proprietary Information. Executive further agrees as to all Proprietary Information to assist Employer or any person designated by it in every necessary or appropriate manner to obtain, and from time to time enforce, Rights relating to said Proprietary Information. Executive will execute all documents for use in applying for, obtaining, and enforcing such Rights on such Proprietary Information as Employer may desire, together with any assumptions thereof to Employer or persons designated by it.

     (c)  Confidentiality of Proprietary Information. As a material condition of
          ------------------------------------------
employment, at all times both during and for two (2) years after the cessation of her employment with Employer for any reason, Executive will keep in strictest confidence all Proprietary Information, and Executive will not disclose, use, or induce or assist in the use or disclosure of any such Proprietary Information or Rights pertaining thereto, without the prior, express written consent of Employer, except as may be necessary in the ordinary course of performing her duties as an employee at Employer, or as may be required by law.

     (d)  Work for Hire/Assignment of Inventions.  Executive agrees that all
          --------------------------------------
designs, products, inventions, materials or other original works written, created, developed, or acquired by Executive during the term of and in connection with her employment hereunder (whether alone or in conjunction with any other person), and all rights of any and every kind whatsoever in and to the results and proceeds of Executive's services rendered hereunder, whether or not such rights are now know, recognized or contemplated, and the complete, unconditional and unencumbered ownership in and to such materials, results and proceeds for all purposes whatsoever shall be "works for hire," as that term is defined in the United States Copyright Act (17 U.S.C. Section 101), and shall be the sole and absolute property of Employer, its successors and assigns, and Executive agrees that he shall and does not have and will not claim to have, either under this Agreement or otherwise, any right, title or interest of any kind or nature whatsoever in or to said property. Executive hereby assigns and/or agrees to assign to Employer any and all inventions, designs, programs, or products that Executive may create during her employment with Employer; provided, however, that Executive is hereby notified that the foregoing does not apply to an invention that Executive creates entirely on her own time, without the use of any equipment, supplies, facilities, Proprietary Information or copyright of Employer, and that does not relate to Employer's business, research or development or result from any work performed by Executive for Employer.

     (e)  Trade Secrets of Others.  To the best of Executive's knowledge,
          -----------------------
Executive's performance of her duties will not violate any agreements with or trade secrets of any other person or entity.

     SECTION 8.     SURRENDER OF PROPRIETARY INFORMATION AND OTHER COMPANY
                    ------------------------------------------------------
PROPERTY.  In the event of the termination of her employment for any reason,
--------
Executive immediately will deliver to Employer upon request all devices, records, designs, sketches, reports, proposals, information, lists, correspondence, equipment, software, computer disks, documents, photographs, photostats, negatives, undeveloped film, notes, drawings, specifications, tape recordings or other electronic recordings, programs, data, Proprietary Information, and other materials or property of any nature belonging to Employer, and Executive will not take with Executive, any of the foregoing or any reproduction of any of the foregoing.

     SECTION 9.     RENEWAL.  If this Agreement has not terminated pursuant to
                    -------
the provisions of Section 5, the Term shall be automatically renewed for successive one-year periods commencing on each anniversary date of the original Term, unless either party provides the other with written notice of its intent to terminate the Agreement given not less than one hundred twenty (120) days prior to the end of the Term, or any renewals thereof as provided for herein.

     SECTION 10.    MISCELLANEOUS.
                    -------------

     (a)  Succession; Survival. This Agreement shall inure to the benefit of and
          --------------------
shall be binding upon Employer, its successors and assigns. Absent the prior written consent of Executive, this Agreement may not be assigned by Employer other than in connection with a merger or sale of all or substantially all the assets of Employer or a similar transaction in which the successor or assignee assumes (whether by operation of law or express assumption) all obligations of Employer hereunder. The obligations and duties of Executive hereunder are personal and otherwise not assignable. Executive's obligations and representations under this Agreement will survive the termination of Executive's employment, regardless of the manner of such termination.

     (b)  Notices.  Any notice or other communication provided for in this
          -------
Agreement shall be in writing and sent if to Employer to its office at:

          AquaCell Technologies, Inc.
          10410 Trademark Street
          Rancho Cucamonga, California  91730
          Attention: Chief Executive Officer

or at such other address as Employer may from time to time in writing designate, and if to Executive at such address as Executive may from time to time in writing designate (or Executive's business address of record in the absence of such designation). Each such notice or other communication shall be effective
(i) if given by telecommunication, when transmitted to the applicable number so specified in (or pursuant to) this Section 7 and an appropriate answer back is received, (ii) if given by mail, three days after such communication is deposited in the mails with first class postage prepaid, addressed as aforesaid or (iii) if given by any other means, when actually delivered at such address.

     (c)  Entire Agreement; Amendments.  This Agreement contains the entire
          ----------------------------
agreement of the parties relating to the subject matter hereof and it supersedes any prior agreements, undertakings, commitments and practices relating to Executive's employment by Employer. No amendment or modification of the terms of this Agreement shall be valid unless made in writing and signed by Executive and, on behalf of Employer, by an officer expressly so authorized by the Board.

     (d)  Waiver.  No failure on the part of any party to exercise or delay in
          ------
exercising any right hereunder shall be deemed a waiver thereof or of any other right, nor shall any single or partial exercise preclude any further or other exercise of such right or any other right.

     (e)  Choice of Law. This Agreement, the legal relations between the parties
          -------------
and any action, whether contractual or non-contractual, instituted by any party with respect to matters arising under or growing out of or in connection with or in respect of this Agreement, the relationship of the parties or the subject matter hereof shall be governed by and construed in accordance with the laws of the State of California, applicable to contracts made and performed in such State and without regard to conflicts of law doctrines, to the extent permitted by law.

     (f)  Binding Arbitration.  Any controversy involving a claim by either of
          -------------------
the parties against the other party arising out of or in connection with this Agreement shall be finally settled by arbitration in San Bernardino County, California, in accordance with the then-current rules for arbitration as established by JAMS, L.L.C. ("JAMS"), and judgment upon the award rendered by such arbitration may be entered in any court having jurisdiction thereof. Such arbitration shall be conducted by one (1) arbitrator mutually agreed to by Employer and Executive from the JAMS panel of retired judges, or an arbitrator appointed by JAMS in the event that no such mutual agreement is reached.

     (g)  Attorney's Fees.  If any action at law or in equity is necessary to
          ---------------
enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to recover reasonable attorney's fees, costs and necessary disbursements from the non-prevailing party in addition to any other relief to which such party may be entitled.

     (h)  Confidentiality; Proprietary Information. Executive agrees to not make
          ----------------------------------------
use of, divulge or otherwise disclose, directly or indirectly, any trade secret or other confidential or proprietary information concerning the business (including but not limited to its products, employees, services, practices or policies) of Employer or any of its affiliates of which Executive may learn or be aware as a result of Executive's employment during the term of the Agreement or prior thereto as stockholder, employee, officer or director of, or consultant to, Employer, except to the extent such use or disclosure is (i) necessary to the performance of this Agreement and in furtherance of Employer's best interests, (ii) required by applicable law, (iii) lawfully obtainable from other public sources, or (iv) authorized in writing by or pursuant to a written agreement with Employer. The provisions of this subsection (g) shall survive the expiration, suspension or termination, for any reason, of this Agreement.

     (i)  Severability.  If any provision of this Agreement is held invalid or
          ------------
unenforceable, the remainder of this Agreement shall nevertheless remain in full force and effect, and if any provision is held invalid or unenforceable with respect to particular circumstances, it shall nevertheless remain in full force and effect in all other circumstances, to the fullest extent permitted by law.

     (j)  Withholding; Deductions. All compensation payable hereunder, including
          -----------------------
salary and other benefits, shall be subject to applicable taxes, withholding and other required, normal or elected employee deductions.

     (k)  Section Headings.  Section and other headings contained in this
          ----------------
Agreement are for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement.

     (l)  Counterparts.  This Agreement and any amendment hereto may be executed
          ------------
in one or more counterparts. All of such counterparts shall constitute one and the same agreement and shall become effective when a copy signed by each party has been delivered to the other party.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                  "EMPLOYER"


                                  AquaCell Technologies, Inc.

                                  By_______________________________________
                                    Name:__________________________________
                                    Title:_________________________________

                                  "EXECUTIVE"



                                  _________________________________________
                                  Karen B. Laustsen

                                   Exhibit A
                                   ---------

                           Executive Bonus Plan Pool
                           -------------------------

Phase I   -   2% of net sales increase over the prior year

Phase II  -   2% of the net income after taxes and after deduction of the Phase
              I Bonus

Phase III -   1% of the increase in market cap of the company over the prior year

                                   Exhibit B
                                   ---------

                               Change of Control

     A "Change of Control" as used in the Agreement of which this Exhibit is a part shall mean any of the following:

          (1) any "person," as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") (other than Employer or its Affiliate), is or becomes the "beneficial owner" (as defined in Rule 1 3d-3 under the Exchange Act), directly or indirectly, of securities of Employer (not including in the securities beneficially owned by such person any securities acquired directly from Employer or Executive) representing fifty percent (50%) or more of the combined voting power of Employer's then outstanding securities; or

          (2) in the event that the individuals who at the beginning of the Term constitute the Board of Directors, and any new director whose election by the Board or nomination for election by Employer's stockholders was approved by a vote of at least a majority of the Board then still in office who either were members of the Board at the beginning of the Term or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof; or

          (3) the stockholders of Employer approve a merger or consolidation of Employer with or the sale of Employer to any other entity and, in connection with such merger, consolidation or sale; individuals who constitute the Board immediately prior to the time any agreement to effect such merger or consolidation is entered into fail for any reason to constitute at least a majority of the board of directors of the surviving corporation following the consummation of such merger or consolidation; or

          (4) the stockholders of Employer approve a plan of complete liquidation of Employer or an agreement for the sale or disposition by Employer of all or substantially all of Employer's assets to an entity not controlled by Employer.

                             EMPLOYMENT AGREEMENT
                             --------------------

     THIS EMPLOYMENT AGREEMENT ("Agreement") is entered into as of ____________, 2000, by and between AquaCell Technologies, Inc., a Delaware corporation ("Employer"), and James C. Witham ("Executive").

                                  WITNESSETH:

     WHEREAS, Executive has served Employer in various executive capacities and Employer desires to obtain the benefit of continued service by Executive, and Executive desires to render continued services to Employer;

     WHEREAS, the Board of Directors of Employer (the "Board") has determined that because of Executive's substantial experience and business relationships in connection with the business of Employer, it is in the Employer's best interest and that of its stockholders to secure services of Executive and to provide Executive certain additional benefits; and

     WHEREAS, Employer and Executive desire to set forth in this Agreement the terms and conditions of Executive's employment with Employer.

     NOW, THEREFORE, in consideration of the mutual promises and covenants herein contained, the parties agree as follows:

                                   AGREEMENT

     SECTION 1.   TERM. Employer hereby employs Executive and Executive hereby
                  ----
accepts such employment, in accordance with the terms of this Agreement, commencing on October 1, 2000, and terminating on September 30, 2005 (the "Term"), unless (a) terminated as provided herein in Section 5, or (b) renewed pursuant to the terms of Section 9 hereof.

     SECTION 2.   SERVICES. So long as this Agreement shall continue in effect,
                  --------
Executive shall use his commercially reasonably efforts and abilities to promote Employer's business, affairs and interests, and shall perform the services contemplated by this Agreement in accordance with policies established by Employer.

     SECTION 3.   SPECIFIC POSITION; DUTIES AND RESPONSIBILITIES. Executive
                  ----------------------------------------------
shall serve as Chairman and Chief Executive Officer, with the powers and duties consistent with such position. Executive agrees to devote his full business time to rendering the services as Chairman and Chief Executive Officer. Executive agrees to observe and comply with the rules and regulations of Employer as adopted by the Board respecting the performance of Executive's duties and agrees to carry out and perform the directions and policies of Employer and its Board as they may be, from time to time, stated either orally or in writing. Employer agrees that the duties which may be assigned to Executive shall be the usual and customary duties of the job position as set forth in this Section 3, and shall not be inconsistent with the provisions of the charter documents of Employer or applicable law. Executive shall have such corporate power and authority as shall reasonably be required to enable the discharge of duties in any office that may be held.

     SECTION 4.   COMPENSATION.
                  ------------

     (a)  Base Salary and Target Bonus.
          ----------------------------

          (i)    Base Salary. During the term of this Agreement, Employer agrees
                 -----------
to pay Executive a base salary of at least Two Hundred Sixty-Five Thousand Dollars ($265,000) per year in semi-monthly installments on the same dates the other senior officers of Employer are paid ("Base Salary"). The Board (or its Compensation Committee) shall review the Base Salary annually and may in its discretion increase the Base Salary each calendar year beginning October 1, 2001; provided, however, that the Base Salary shall be increased by an amount equal to 50% of the amount of any bonus paid to Executive during the prior year.

          (ii)   Bonus. Executive will participate in the Executive Bonus Pool
                 -----
to be determined on the basis of the three phase criteria set forth on Exhibit A attached hereto.

     (b)  Expense Reimbursement. Employer shall reimburse Executive promptly for
          ---------------------
reasonable and necessary business and entertainment expenses incurred in pursuit and furtherance of Employer's business and goodwill. Employer shall reimburse Executive for all such expenses upon presentation by the Executive, from time to time, of an itemized written accounting of such expenditures.

     (c)  Benefits. Employer shall provide Executive with the following benefits
          --------
during the Term and any renewals thereof:

          (i)    Participation in Benefit Plans and Policies. Executive shall be
                 -------------------------------------------
entitled to participate in all insurance and other benefit plans and policies maintained for senior executives of Employer, including, but not limited to, all group health, life and retirement plans (the "Plans"). Employer acknowledges that Executive has retained a One Million Dollar ($1,000,000) key man life insurance policy as required in accordance with the Employer's initial public offering. Employer agrees that ownership of this policy automatically transfers to the Executive if employment of the Executive is terminated for any reason, or three years from the completion of the Employer's initial public offering. Employer agrees to pay the premium for such policy for as long as the Executive is employed by the Employer.

          (ii)   Vacation. Executive shall be entitled to four (4) weeks paid
                 --------
vacation time each year. Executive's vacation shall be under Employer's usual policies applicable to senior executives. Vacation shall not be taken more than one week at a time, and only when it will not interfere with the operation of the company. Any vacation not taken will be accrued and paid, and there shall be no limit on the accrual.

          (iii)  Automobile Allowance. The Employer agrees to provide a leased
                 --------------------
automobile with all expenses, to be determined by the Compensation Committee of the Board of Directors.

          (iv)   Disability Benefits. During the Term, Employer agrees to
                 -------------------
provide Executive long-term disability insurance under a standard disability policy.

          (v)    Country Club Membership. Employer will provide Executive with a
                 -----------------------
country club membership at Bighorn Golf Club, and pay all monthly fees and expenses during the term of employment.

     SECTION 5.  TERMINATION.  The compensation and other benefits provided to
                 -----------
Executive pursuant to this Agreement, and the employment of Executive by Employer, shall be terminated prior to expiration of the term of this Agreement only as provided in this Section 5:

     (a)  Disability. In the event that Executive shall fail, because of
          ----------
illness, incapacity or injury which is determined to be total ("Disability") by a physician selected by Employer or its insurers and acceptable to Executive or Executive's legal representative (such agreement as to acceptability not to be withheld unreasonably), to render, for three consecutive months or for shorter periods aggregating ninety (90) or more business days in any twelve (12) month period, the services contemplated by this Agreement, Executive's employment hereunder may be terminated by sixty (60) days' prior written notice of termination from Employer to Executive. Thereafter, Employer shall continue to
(i) pay the Base Salary to Executive for a period of twelve (12) months after the date of termination, subject to adjustments referenced in the following paragraph, and (ii) provide medical insurance as in effect prior to such termination for a period of twelve (12) months following the date of termination. Thereafter, no further salary shall be paid or medical insurance be provided. Executive's rights under the Plans subsequent to termination of employment pursuant to this paragraph shall be determined under the applicable provisions of the respective Plans, unless otherwise expressly stated herein. This Agreement in all other respects will terminate upon the termination of employment pursuant to this paragraph.

     The amount of compensation to be paid to Executive pursuant to the preceding paragraph shall be adjusted in the event Executive becomes entitled to and receives disability benefits under any disability payment plan, including disability insurance. The amount of Executive's compensation otherwise payable by Employer pursuant to the preceding paragraph shall be reduced, on a dollar-for-dollar basis, but not to less than zero, by the amount of any such disability benefits received by Executive, but only to the extent such benefits are attributable to payments made by Employer.

     (b)  Death. In the event of Executive's death during the term of this
          -----
Agreement, Executive's Base Salary shall continue for a period of six (6) months payable to the estate of the Executive and Employer shall pay to the estate of Executive the Base Salary accrued to the date of Executive's death to the extent not theretofore paid. If Executive's death occurs while receiving payments under
Section 5(a) above, such payments shall continue for a period of six (6) months payable to the estate of the Executive. Executive's rights under the Plans subsequent to his death shall be determined under the applicable provisions of the respective Plans; provided that, notwithstanding any provisions to the contrary therein, Employer shall continue to provide medical insurance to the dependents of Executive for a period of six (6) months following the death of Executive. This Agreement in all other respects will terminate upon the death of Executive.

     (c)  For Cause. The employment of Executive hereunder shall be
          ---------
terminable by Employer in the event that Executive (i) is convicted of, or pleads nolo contandere to a felony; (ii) has engaged in habitual misconduct in the performance of his duties under this Agreement or, (iii) has committed an act of dishonesty, gross negligence or misconduct, which has a direct, substantial and adverse effect on Employer, its business or reputation.

     Notwithstanding the foregoing, no termination of Executive by Employer pursuant to clauses (ii) or (iii) above shall be valid unless and until the following procedures have been complied with by Employer: (a) no more than thirty (30) days after the chairperson of the Board has obtained knowledge of "cause" to terminate Executive pursuant to any of clauses (ii) or (iii) above, he/she shall provide Executive with written notice of Employer's intent to terminate this Agreement pursuant to this Section 5(c), including in reasonable detail the reasons therefor (the "Termination Notice"); (b) at a mutually agreed upon time and place, but in any event no more than ten (10) days following receipt by Executive of the Termination Notice, the Board shall provide Executive the opportunity to participate in a meeting of the Board regarding the Termination Notice; (c) if the matter cannot be resolved by mutual agreement of Employer and Executive at such meeting, Executive shall thereafter be given thirty (30) days to cure such "cause" as detailed in the Termination Notice (the "Cure Period"); and (d) if Executive does not cure such "cause" within the Cure Period, Employer shall thereafter terminate Executive's employment hereunder in writing within thirty (30) days of the end of the Cure Period. Any determination of "cause" as used in this Section 5(c) shall be made only in good faith by an affirmative majority vote of the Board (not counting Executive).

     In the event of Executive's termination pursuant to this subsection 5(c), Executive's rights to receive Base Salary shall immediately terminate and Employer shall pay to Executive his Base Salary and vacation accrued to the date of such termination to the extent not theretofore paid. Executive's rights under the Plans subsequent to termination shall be determined under the applicable provisions of the respective plans. This Agreement in all other respects will terminate upon such termination.

     (d)  Without Cause. Notwithstanding any other provision of this Section 5,
          -------------
the Board shall have the right to terminate Executive's employment with Employer without cause at any time upon at least thirty (30) days' prior written notice to Executive. The following conditions shall thereupon become applicable:

          (i)     Severance Pay. Employer shall continue to pay Executive the
                  -------------
Base Salary on a semi-monthly basis for the remainder of the Term or any extension thereof.

          (ii)    Medical Insurance Continuation. Employer shall continue to
                  ------------------------------
provide (under COBRA) medical insurance as in effect prior to such termination for twelve (12) months following such termination, and Employer shall bear all costs for such insurance.

          (iii)   Bonus Payment. If Executive is terminated without cause,
                  -------------
Executive shall also be paid for any potential bonuses under this Agreement (the "Bonus Severance"). The amount of any such Bonus Severance shall be equal to the full amount of any unpaid target bonus payment(s) set forth on Exhibit A,
                                                               ---------
50% of which amount shall be added to the Base Salary to be paid during the remainder of the Term or any extensions thereof.

     (e)  Voluntary Termination. At any time during the term of this Agreement,
          ---------------------
Executive shall have the right, upon thirty (30) days' prior written notice to Employer, to terminate his employment with Employer. Upon termination of Executive's employment pursuant to this subsection 5(e), (i) Executive's right to receive Base Salary shall immediately terminate and Employer shall pay to Executive his Base Salary accrued to the date of such termination to the extent not theretofore paid, and (ii) Executive's rights under the Plans subsequent to such termination shall be determined under the applicable provisions of the respective Plans. This Agreement in all other respects will terminate upon such termination.

     (f)  Termination by Executive for "Good Reason". Notwithstanding any other
          ------------------------------------------
provisions of this Agreement, Employer shall provide Executive with the payments and benefits set forth in Section 5(d) in the event Executive terminates employment for "Good Reason." For purposes of this Agreement, "Good Reason" for Executive to terminate employment shall mean voluntary termination following a Change of Control of Employer as defined in Exhibit B attached hereto as a result of (i) the assignment to Executive of duties inconsistent with the position and status of Executive as set forth in this Agreement without Executive's prior written consent, (ii) a substantial alteration in the nature, status or prestige of Executive's responsibilities as set forth in this Agreement or a change in Executive's title or reporting level from that set forth in this Agreement, (iii) the relocation of Employer's executive offices or principal business location to a point more than twenty-five (25) miles from the location of such offices or business at the time of the Change of Control, (iv) reduction by Employer of Executive's Base Salary in effect on the date hereof or as the same may be increased from time to time, (v) any action by Employer (including the elimination of benefit plans without providing substitutes therefor or the reduction of Executive's benefits thereunder) that would substantially diminish the aggregate value of Executive's incentive awards and other fringe benefits, (vi) a failure by Employer to obtain from any successor, before the succession takes place, an agreement to assume and perform this Agreement.

     SECTION 6.  JOINING EMPLOYER'S EMPLOYEES.  During Executive's employment
                 ----------------------------
hereunder, and for one (1) year following termination of employment, Executive shall not, directly or indirectly, induce any employee of Employer or any subsidiary or affiliate of Employer to leave such employment for employment with Executive or any other entity outside of Employer. Executive shall not be in breach of this covenant if, following his employment hereunder, he is contacted on an unsolicited basis by an employee of Employer who desires to leave Employer.

     SECTION 7.  CONFIDENTIALITY.
                 ---------------

     (a)  Proprietary Information. For purposes of this Agreement, the term
          -----------------------
"Proprietary Information" means and includes: all written, oral and visual information about Employer's customers, clients, employees, consultants, designs, products, inventions, business practices, programs, processes, techniques, know-how, data, management programs, and methodologies, subject to the final sentence of this subparagraph. Proprietary Information includes but is not limited to all of the following insofar as it pertains to Employer: financial information, trade secrets, designs, customer lists, pricing and fee information, agreements and arrangements with affiliated companies, employee files, personnel records, internal corporate records, correspondence, and memoranda, contacts and relationships, opportunities, telephone logs and messages, video or audio tapes and/or disks, photographs, film and slides, computer disks and files, software, information stored on Employer's computers, addresses and telephone numbers, contracts, releases, other writings of any kind, and any and all other materials and information pertaining to Employer or its business to which Executive is exposed or has access solely as a consequence of his employment by Employer. For purposes hereof, the term "Proprietary Information" shall not include any information (i) that was known by the public or outside of this Agreement generally on or prior to the date hereof, (ii) which becomes known by the public or outside of this Agreement generally after the date hereof through no fault of Executive, (iii) that was known to or in the possession of Executive on or prior to the date hereof, (iv) that was developed by or with the participation of Executive on or prior to the date hereof, or (v) that is independently developed by or with the participation of Executive following Executive's employment with Employer.

     (b)  Rights to Proprietary Information. All Proprietary Information,
          ---------------------------------
regardless of whether it is in intangible or tangible form, is and shall be the sole property of Employer, its successors and assigns, and Employer, its successors and assigns shall be the sole owner of all patents, trademarks, service marks and copyrights, and other rights (collectively referred to herein as "Rights") pertaining to the Proprietary Information. Executive hereby assigns and/or agrees to assign to Employer any rights Executive may have or acquire in Proprietary Information or Rights pertaining to the Proprietary Information. Executive further agrees as to all Proprietary Information to assist Employer or any person designated by it in every necessary or appropriate manner to obtain, and from time to time enforce, Rights relating to said Proprietary Information. Executive will execute all documents for use in applying for, obtaining, and enforcing such Rights on such Proprietary Information as Employer may desire, together with any assumptions thereof to Employer or persons designated by it.

     (c)  Confidentiality of Proprietary Information. As a material condition of
          ------------------------------------------
employment, at all times both during and for two (2) years after the cessation of his employment with Employer for any reason, Executive will keep in strictest confidence all Proprietary Information, and Executive will not disclose, use, or induce or assist in the use or disclosure of any such Proprietary Information or Rights pertaining thereto, without the prior, express written consent of Employer, except as may be necessary in the ordinary course of performing his duties as an employee at Employer, or as may be required by law.

     (d)  Work for Hire/Assignment of Inventions. Executive agrees that all
          --------------------------------------
designs, products, inventions, materials or other original works written, created, developed, or acquired by Executive during the term of and in connection with his employment hereunder (whether alone or in conjunction with any other person), and all rights of any and every kind whatsoever in and to the results and proceeds of Executive's services rendered hereunder, whether or not such rights are now know, recognized or contemplated, and the complete, unconditional and unencumbered ownership in and to such materials, results and proceeds for all purposes whatsoever shall be "works for hire," as that term is defined in the United States Copyright Act (17 U.S.C. Section 101), and shall be the sole and absolute property of Employer, its successors and assigns, and Executive agrees that he shall and does not have and will not claim to have, either under this Agreement or otherwise, any right, title or interest of any kind or nature whatsoever in or to said property. Executive hereby assigns and/or agrees to assign to Employer any and all inventions, designs, programs, or products that Executive may create during his employment with Employer; provided, however, that Executive is hereby notified that the foregoing does not apply to an invention that Executive creates entirely on his own time, without the use of any equipment, supplies, facilities, Proprietary Information or copyright of Employer, and that does not relate to Employer's business, research or development or result from any work performed by Executive for Employer.

     (e) Trade Secrets of Others. To the best of Executive's knowledge, Executive's performance of his duties will not violate any agreements with or trade secrets of any other person or entity.

     SECTION 8.  SURRENDER OF PROPRIETARY INFORMATION AND OTHER COMPANY
                 ------------------------------------------------------
PROPERTY.  In the event of the termination of his employment for any reason,
--------
Executive immediately will deliver to Employer upon request all devices, records, designs, sketches, reports, proposals, information, lists, correspondence, equipment, software, computer disks, documents, photographs, photostats, negatives, undeveloped film, notes, drawings, specifications, tape recordings or other electronic recordings, programs, data, Proprietary Information, and other materials or property of any nature belonging to Employer, and Executive will not take with Executive, any of the foregoing or any reproduction of any of the foregoing.

     SECTION 9.  RENEWAL.  If this Agreement has not terminated pursuant to
                 -------
the provisions of Section 5, the Term shall be automatically renewed for successive one-year periods commencing on each anniversary date of the original Term, unless either party provides the other with written notice of its intent to terminate the Agreement given not less than one hundred twenty (120) days prior to the end of the Term, or any renewals thereof as provided for herein.

     SECTION 10. MISCELLANEOUS.
                 -------------

     (a)  Succession; Survival. This Agreement shall inure to the benefit of and
          --------------------
shall be binding upon Employer, its successors and assigns. Absent the prior written consent of Executive, this Agreement may not be assigned by Employer other than in connection with a merger or sale of all or substantially all the assets of Employer or a similar transaction in which the successor or assignee assumes (whether by operation of law or express assumption) all obligations of Employer hereunder. The obligations and duties of Executive hereunder are personal and otherwise not assignable. Executive's obligations and representations under this Agreement will survive the termination of Executive's employment, regardless of the manner of such termination.

     (b)  Notices. Any notice or other communication provided for in this
          -------
Agreement shall be in writing and sent if to Employer to its office at:


          AquaCell Technologies, Inc.
          10410 Trademark Street
          Rancho Cucamonga, California  91730
          Attention:  Board of Directors

or at such other address as Employer may from time to time in writing designate, and if to Executive at such address as Executive may from time to time in writing designate (or Executive's business address of record in the absence of such designation). Each such notice or other communication shall be effective (i) if given by telecommunication, when transmitted to the applicable number so specified in (or pursuant to) this
Section 7 and an appropriate answer back is received, (ii) if given by mail, three days after such communication is deposited in the mails with first class postage prepaid, addressed as aforesaid or (iii) if given by any other means, when actually delivered at such address.

     (c)  Entire Agreement; Amendments. This Agreement contains the entire
          ----------------------------
agreement of the parties relating to the subject matter hereof and it supersedes any prior agreements, undertakings, commitments and practices relating to Executive's employment by Employer. No amendment or modification of the terms of this Agreement shall be valid unless made in writing and signed by Executive and, on behalf of Employer, by an officer expressly so authorized by the Board.

     (d)  Waiver. No failure on the part of any party to exercise or delay in
          ------
exercising any right hereunder shall be deemed a waiver thereof or of any other right, nor shall any single or partial exercise preclude any further or other exercise of such right or any other right.

     (e)  Choice of Law. This Agreement, the legal relations between the parties
          -------------
and any action, whether contractual or non-contractual, instituted by any party with respect to matters arising under or growing out of or in connection with or in respect of this Agreement, the relationship of the parties or the subject matter hereof shall be governed by and construed in accordance with the laws of the State of California, applicable to contracts made and performed in such State and without regard to conflicts of law doctrines, to the extent permitted by law.

     (f)  Binding Arbitration. Any controversy involving a claim by either of
          -------------------
the parties against the other party arising out of or in connection with this Agreement shall be finally settled by arbitration in San Bernardino County, California, in accordance with the then-current rules for arbitration as established by JAMS, L.L.C. ("JAMS"), and judgment upon the award rendered by such arbitration may be entered in any court having jurisdiction thereof. Such arbitration shall be conducted by one (1) arbitrator mutually agreed to by Employer and Executive from the JAMS panel of retired judges, or an arbitrator appointed by JAMS in the event that no such mutual agreement is reached.

     (g)  Attorney's Fees. If any action at law or in equity is necessary to
          ---------------
enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to recover reasonable attorney's fees, costs and necessary disbursements from the non-prevailing party in addition to any other relief to which such party may be entitled.

     (h)  Confidentiality; Proprietary Information. Executive agrees to not make
          ----------------------------------------
use of, divulge or otherwise disclose, directly or indirectly, any trade secret or other confidential or proprietary information concerning the business (including but not limited to its products, employees, services, practices or policies) of Employer or any of its affiliates of which Executive may learn or be aware as a result of Executive's employment during the term of the Agreement or prior thereto as stockholder, employee, officer or director of, or consultant to, Employer, except to the extent such use or disclosure is (i) necessary to the performance of this Agreement and in furtherance of Employer's best interests, (ii) required by applicable law, (iii) lawfully obtainable from other public sources, or (iv) authorized in writing by or pursuant to a written agreement with Employer. The provisions of this subsection (g) shall survive the expiration, suspension or termination, for any reason, of this Agreement.

     (i)  Severability. If any provision of this Agreement is held invalid or
          ------------
unenforceable, the remainder of this Agreement shall nevertheless remain in full force and effect, and if any provision is held invalid or unenforceable with respect to particular circumstances, it shall nevertheless remain in full force and effect in all other circumstances, to the fullest extent permitted by law.

     (j)  Withholding; Deductions. All compensation payable hereunder, including
          -----------------------
salary and other benefits, shall be subject to applicable taxes, withholding and other required, normal or elected employee deductions.

     (k)  Section Headings. Section and other headings contained in this
          ----------------
Agreement are for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement.

     (l)  Counterparts. This Agreement and any amendment hereto may be executed
          ------------
in one or more counterparts. All of such counterparts shall constitute one and the same agreement and shall become effective when a copy signed by each party has been delivered to the other party.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                   "EMPLOYER"


                                   AquaCell Technologies, Inc.

                                   By _______________________________
                                      Name:__________________________
                                      Title:_________________________

                                   "EXECUTIVE"



                                   _________________________________
                                   James C. Witham

                                   Exhibit A
                                   ---------

                           Executive Bonus Plan Pool
                           -------------------------

Phase I    -  2% of net sales increase over the prior year

Phase II   -  2% of the net income after taxes and after deduction of the Phase I Bonus

Phase III  -  1% of the increase in market cap of the company over the prior year

                                   Exhibit B
                                   ---------

                               Change of Control

     A "Change of Control" as used in the Agreement of which this Exhibit is a part shall mean any of the following:

          (1) any "person," as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") (other than Employer or its Affiliate), is or becomes the "beneficial owner" (as defined in Rule 1 3d-3 under the Exchange Act), directly or indirectly, of securities of Employer (not including in the securities beneficially owned by such person any securities acquired directly from Employer or Executive) representing fifty percent (50%) or more of the combined voting power of Employer's then outstanding securities; or

          (2) in the event that the individuals who at the beginning of the Term constitute the Board of Directors, and any new director whose election by the Board or nomination for election by Employer's stockholders was approved by a vote of at least a majority of the Board then still in office who either were members of the Board at the beginning of the Term or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof; or

          (3) the stockholders of Employer approve a merger or consolidation of Employer with or the sale of Employer to any other entity and, in connection with such merger, consolidation or sale; individuals who constitute the Board immediately prior to the time any agreement to effect such merger or consolidation is entered into fail for any reason to constitute at least a majority of the board of directors of the surviving corporation following the consummation of such merger or consolidation; or

          (4) the stockholders of Employer approve a plan_ of complete liquidation of Employer or an agreement for the sale or disposition by Employer of all or substantially all of Employer's assets to an entity not controlled by Employer.

                             EMPLOYMENT AGREEMENT
                             --------------------

     THIS EMPLOYMENT AGREEMENT ("Agreement") is entered into as of ____________, 2000, by and between AquaCell Technologies, Inc., a Delaware corporation ("Employer"), and Gary S. Wolff ("Executive").

                                  WITNESSETH:

     WHEREAS, Executive has served Employer in various executive capacities and Employer desires to obtain the benefit of continued service by Executive, and Executive desires to render continued services to Employer;

     WHEREAS, the Board of Directors of Employer (the "Board") has determined that because of Executive's substantial experience and business relationships in connection with the business of Employer, it is in the Employer's best interest and that of its stockholders to secure services of Executive and to provide Executive certain additional benefits; and

     WHEREAS, Employer and Executive desire to set forth in this Agreement the terms and conditions of Executive's employment with Employer.

     NOW, THEREFORE, in consideration of the mutual promises and covenants herein contained, the parties agree as follows:

                                   AGREEMENT

     SECTION 1.     TERM.  Employer hereby employs Executive and Executive
                    ----
hereby accepts such employment, in accordance with the terms of this Agreement, commencing on October 1, 2000, and terminating on September 30, 2002 (the "Term"), unless (a) terminated as provided herein in Section 5, or (b) renewed pursuant to the terms of Section 9 hereof.

     SECTION 2.     SERVICES.  So long as this Agreement shall continue in
                    --------
effect, Executive shall use his commercially reasonably efforts and abilities to promote Employer's business, affairs and interests, and shall perform the services contemplated by this Agreement in accordance with policies established by Employer.

     SECTION 3.     SPECIFIC POSITION; DUTIES AND RESPONSIBILITIES.  Executive
                    ----------------------------------------------
shall serve as Chief Financial Officer, with the powers and duties consistent with such position. Executive agrees to devote his full business time to rendering the services as Chief Financial Officer. Executive agrees to observe and comply with the rules and regulations of Employer as adopted by the Board respecting the performance of Executive's duties and agrees to carry out and perform the directions and policies of Employer and its Board as they may be, from time to time, stated either orally or in writing. Employer agrees that the duties which may be assigned to Executive shall be the usual and customary duties of the job position as set forth in this Section 3, and shall not be inconsistent with the provisions of the charter documents of Employer or applicable law. Executive agrees to travel to the Employer's West Coast office whenever it is necessary, up to two weeks per month. Executive shall have such corporate power and authority as shall reasonably be required to enable the discharge of duties in any office that may be held.

     SECTION 4.     COMPENSATION.
                    ------------

     (a)  Base Salary and Target Bonus.
          ----------------------------

          (i)    Base Salary.  During the term of this Agreement, Employer
                 -----------
agrees to pay Executive a base salary of at least One Hundred Forty-Two Thousand Dollars ($142,000) per year in semi-monthly installments on the same dates the other senior officers of Employer are paid ("Base Salary"). The Board (or its Compensation Committee) shall review the Base Salary annually and may in its discretion increase the Base Salary each calendar year beginning October 1, 2001; provided, however, that the Base Salary shall be increased by an amount equal to 50% of the amount of any bonus paid to Executive during the prior year.

          (ii)   Bonus.  Executive will participate in the Executive Bonus Pool
                 -----
to be determined on the basis of the three phase criteria set forth on Exhibit A attached hereto.

     (b)  Expense Reimbursement.  Employer shall reimburse Executive promptly
          ---------------------
for reasonable and necessary business and entertainment expenses incurred in pursuit and furtherance of Employer's business and goodwill. Employer shall reimburse Executive for all such expenses upon presentation by the Executive, from time to time, of an itemized written accounting of such expenditures.

     (c)  Benefits.  Employer shall provide Executive with the following
          --------
benefits during the Term and any renewals thereof:

          (i)    Participation in Benefit Plans and Policies.  Executive shall
                 -------------------------------------------
be entitled to participate in all insurance and other benefit plans and policies maintained for senior executives of Employer, including, but not limited to, all group health, life and retirement plans (the "Plans"). Employer acknowledges that Executive has retained a $1 million key man life insurance policy as required in accordance with the Employer's initial public offering. Employer agrees that ownership of this policy automatically transfers to the Executive if employment of the Executive is terminated for any reason, or three years from the completion of the Employer's initial public offering. Employer agrees to pay the premium for such policy for as long as the Executive is employed by the Employer.

          (ii)   Vacation.  Executive shall be entitled to four (4) weeks paid
                 --------
vacation time each year. Executive's vacation shall be under Employer's usual policies applicable to senior executives. Vacation shall not be taken more than one week at a time, and only when it will not interfere with the operation of the company. Any vacation not taken will be accrued and paid, and there shall be no limit on the accrual.

          (iii)  Automobile Allowance.  Executive shall be entitled to an
                 --------------------
automobile allowance of $750.00 per month.

          (iv)   Disability Benefits.  During the Term, Employer agrees to pay
                 -------------------
the premium for long-term disability insurance under Executive's present disability policy.

     SECTION 5.     TERMINATION.  The compensation and other benefits provided
                    -----------
to Executive pursuant to this Agreement, and the employment of Executive by Employer, shall be terminated prior to expiration of the term of this Agreement only as provided in this Section 5:

     (a) Disability.  In the event that Executive shall fail, because of
         ----------
illness, incapacity or injury which is determined to be total ("Disability") by a physician selected by Employer or its insurers and acceptable to Executive or Executive's legal representative (such agreement as to acceptability not to be withheld unreasonably), to render, for three consecutive months or for shorter periods aggregating ninety (90) or more business days in any twelve (12) month period, the services contemplated by this Agreement, Executive's employment hereunder may be terminated by sixty (60) days' prior written notice of termination from Employer to Executive. Thereafter, Employer shall continue to
(i) pay the Base Salary to Executive for a period of twelve (12) months after the date of termination, subject to adjustments referenced in the following paragraph, and (ii) provide medical insurance as in effect prior to such termination for a period of twelve (12) months following the date of termination. Thereafter, no further salary shall be paid or medical insurance be provided. Executive's rights under the Plans subsequent to termination of employment pursuant to this paragraph shall be determined under the applicable provisions of the respective Plans, unless otherwise expressly stated herein. This Agreement in all other respects will terminate upon the termination of employment pursuant to this paragraph.

     The amount of compensation to be paid to Executive pursuant to the preceding paragraph shall be adjusted in the event Executive becomes entitled to and receives disability benefits under any disability payment plan, including disability insurance. The amount of Executive's compensation otherwise payable by Employer pursuant to the preceding paragraph shall be reduced, on a dollar-for-dollar basis, but not to less than zero, by the amount of any such disability benefits received by Executive, but only to the extent such benefits are attributable to payments made by Employer.

     (b) Death.  In the event of Executive's death during the term of this
         -----
Agreement, Executive's Base Salary shall continue for a period of six (6) months payable to the estate of the Executive and Employer shall pay to the estate of Executive the Base Salary accrued to the date of Executive's death to the extent not theretofore paid. If Executive's death occurs while receiving payments under Section 5(a) above, such payments shall continue for a period of six (6) months payable to the estate of the Executive. Executive's rights under the Plans subsequent to his death shall be determined under the applicable provisions of the respective Plans; provided that, notwithstanding any provisions to the contrary therein, Employer shall continue to provide medical insurance to the dependents of Executive for a period of six (6) months following the death of Executive. This Agreement in all other respects will terminate upon the death of Executive.

     (c) For Cause.  The employment of Executive hereunder shall be terminable
         ---------
by Employer in the event that Executive (i) is convicted of, or pleads nolo contandere to a felony; (ii) has engaged in habitual misconduct in the performance of his duties under this Agreement or, (iii) has committed an act of dishonesty, gross negligence or misconduct, which has a direct, substantial and adverse effect on Employer, its business or reputation.

     Notwithstanding the foregoing, no termination of Executive by Employer pursuant to clauses (ii) or (iii) above shall be valid unless and until the following procedures have been complied with by Employer: (a) no more than thirty (30) days after the chairperson of the Board has obtained knowledge of "cause" to terminate Executive pursuant to any of clauses (ii) or (iii) above, he shall provide Executive with written notice of Employer's intent to terminate this Agreement pursuant to this Section 5(c), including in reasonable detail the reasons therefor (the "Termination Notice"); (b) at a mutually agreed upon time and place, but in any event no more than ten (10) days following receipt by Executive of the Termination Notice, the Board shall provide Executive the opportunity to participate in a meeting of the Board regarding the Termination Notice; (c) if the matter cannot be resolved by mutual agreement of Employer and Executive at such meeting, Executive shall thereafter be given thirty (30) days to cure such "cause" as detailed in the Termination Notice (the "Cure Period"); and (d) if Executive does not cure such "cause" within the Cure Period, Employer shall thereafter terminate Executive's employment hereunder in writing within thirty (30) days of the end of the Cure Period. Any determination of "cause" as used in this Section 5(c) shall be made only in good faith by an affirmative majority vote of the Board (not counting Executive).

     In the event of Executive's termination pursuant to this subsection 5(c), Executive's rights to receive Base Salary shall immediately terminate and Employer shall pay to Executive his Base Salary and vacation accrued to the date of such termination to the extent not theretofore paid. Executive's rights under the Plans subsequent to termination shall be determined under the applicable provisions of the respective plans. This Agreement in all other respects will terminate upon such termination.

     (d) Without Cause.  Notwithstanding any other provision of this Section 5,
         -------------
the Board shall have the right to terminate Executive's employment with Employer without cause at any time upon at least thirty (30) days' prior written notice to Executive. The following conditions shall thereupon become applicable:

         (i)   Severance Pay.  Employer shall continue to pay Executive the Base
               -------------
Salary on a semi-monthly basis for the remainder of the Term or any extension thereof.

         (ii)  Medical Insurance Continuation.  Employer shall continue to
               ------------------------------
provide (under COBRA) medical insurance as in effect prior to such termination for twelve (12) months following such termination, and Employer shall bear all costs for such insurance.

         (iii) Bonus Payment.  If Executive is terminated without cause,
               -------------
Executive shall also be paid for any potential bonuses under this Agreement (the "Bonus Severance"). The amount of any such Bonus Severance shall be equal to the full amount of any unpaid target bonus payment(s) set forth on Exhibit A,
                                                                   ---------
50% of which amount shall be added to the Base Salary to be paid during the remainder of the Term or any extensions thereof.

     (e) Voluntary Termination.  At any time during the term of this Agreement,
         ---------------------
Executive shall have the right, upon thirty (30) days' prior written notice to Employer, to terminate his employment with Employer. Upon termination of Executive's employment pursuant to this subsection 5(e), (i) Executive's right to receive Base Salary shall immediately terminate and Employer shall pay to Executive his Base Salary accrued to the date of such termination to the extent not theretofore paid, and (ii) Executive's rights under the Plans subsequent to such termination shall be determined under the applicable provisions of the respective Plans. This Agreement in all other respects will terminate upon such termination.

     (f) Termination by Executive for "Good Reason".  Notwithstanding any other
         ------------------------------------------
provisions of this Agreement, Employer shall provide Executive with the payments and benefits set forth in Section 5(d) in the event Executive terminates employment for "Good Reason." For purposes of this Agreement, "Good Reason" for Executive to terminate employment shall mean voluntary termination following a Change of Control of Employer as defined in Exhibit B attached hereto as a result of (i) the assignment to Executive of duties inconsistent with the position and status of Executive as set forth in this Agreement without Executive's prior written consent, (ii) a substantial alteration in the nature, status or prestige of Executive's responsibilities as set forth in this Agreement or a change in Executive's title or reporting level from that set forth in this Agreement, (iii) the relocation of Employer's executive offices or principal business location to a point more than twenty-five (25) miles from the location of such offices or business at the time of the Change of Control, (iv) reduction by Employer of Executive's Base Salary in effect on the date hereof or as the same may be increased from time to time, (v) any action by Employer (including the elimination of benefit plans without providing substitutes therefor or the reduction of Executive's benefits thereunder) that would substantially diminish the aggregate value of Executive's incentive awards and other fringe benefits, (vi) a failure by Employer to obtain from any successor, before the succession takes place, an agreement to assume and perform this Agreement.

     SECTION 6.     JOINING EMPLOYER'S EMPLOYEES.  During Executive's employment
                    ----------------------------
hereunder, and for one (1) year following termination of employment, Executive shall not, directly or indirectly, induce any employee of Employer or any subsidiary or affiliate of Employer to leave such employment for employment with Executive or any other entity outside of Employer. Executive shall not be in breach of this covenant if, following his employment hereunder, he is contacted on an unsolicited basis by an employee of Employer who desires to leave Employer.

     SECTION 7.     CONFIDENTIALITY.
                    ---------------

     (a) Proprietary Information.  For purposes of this Agreement, the term
         -----------------------
"Proprietary Information" means and includes: all written, oral and visual information about Employer's customers, clients, employees, consultants, designs, products, inventions, business practices, programs, processes, techniques, know-how, data, management programs, and methodologies, subject to the final sentence of this subparagraph. Proprietary Information includes but is not limited to all of the following insofar as it pertains to Employer: financial information, trade secrets, designs, customer lists, pricing and fee information, agreements and arrangements with affiliated companies, employee files, personnel records, internal corporate records, correspondence, and memoranda, contacts and relationships, opportunities, telephone logs and messages, video or audio tapes and/or disks, photographs, film and slides, computer disks and files, software, information stored on Employer's computers, addresses and telephone numbers, contracts, releases, other writings of any kind, and any and all other materials and information pertaining to Employer or its business to which Executive is exposed or has access solely as a consequence of his employment by Employer. For purposes hereof, the term "Proprietary

Information" shall not include any information (i) that was known by the public or outside of this Agreement generally on or prior to the date hereof, (ii) which becomes known by the public or outside of this Agreement generally after the date hereof through no fault of Executive, (iii) that was known to or in the possession of Executive on or prior to the date hereof, (iv) that was developed by or with the participation of Executive on or prior to the date hereof, or (v) that is independently developed by or with the participation of Executive following Executive's employment with Employer.

     (b) Rights to Proprietary Information.  All Proprietary Information,
         ---------------------------------
regardless of whether it is in intangible or tangible form, is and shall be the sole property of Employer, its successors and assigns, and Employer, its successors and assigns shall be the sole owner of all patents, trademarks, service marks and copyrights, and other rights (collectively referred to herein as "Rights") pertaining to the Proprietary Information. Executive hereby assigns and/or agrees to assign to Employer any rights Executive may have or acquire in Proprietary Information or Rights pertaining to the Proprietary Information. Executive further agrees as to all Proprietary Information to assist Employer or any person designated by it in every necessary or appropriate manner to obtain, and from time to time enforce, Rights relating to said Proprietary Information. Executive will execute all documents for use in applying for, obtaining, and enforcing such Rights on such Proprietary Information as Employer may desire, together with any assumptions thereof to Employer or persons designated by it.

     (c) Confidentiality of Proprietary Information.  As a material condition of
         ------------------------------------------
employment, at all times both during and for two (2) years after the cessation of his employment with Employer for any reason, Executive will keep in strictest confidence all Proprietary Information, and Executive will not disclose, use, or induce or assist in the use or disclosure of any such Proprietary Information or Rights pertaining thereto, without the prior, express written consent of Employer, except as may be necessary in the ordinary course of performing his duties as an employee at Employer, or as may be required by law.

     (d) Work for Hire/Assignment of Inventions.  Executive agrees that all
         --------------------------------------
designs, products, inventions, materials or other original works written, created, developed, or acquired by Executive during the term of and in connection with his employment hereunder (whether alone or in conjunction with any other person), and all rights of any and every kind whatsoever in and to the results and proceeds of Executive's services rendered hereunder, whether or not such rights are now know, recognized or contemplated, and the complete, unconditional and unencumbered ownership in and to such materials, results and proceeds for all purposes whatsoever shall be "works for hire," as that term is defined in the United States Copyright Act (17 U.S.C. Section 101), and shall be the sole and absolute property of Employer, its successors and assigns, and Executive agrees that he shall and does not have and will not claim to have, either under this Agreement or otherwise, any right, title or interest of any kind or nature whatsoever in or to said property. Executive hereby assigns and/or agrees to assign to Employer any and all inventions, designs, programs, or products that Executive may create during his employment with Employer; provided, however, that Executive is hereby notified that the foregoing does not apply to an invention that Executive creates entirely on his own time, without the use of any equipment, supplies, facilities, Proprietary Information or copyright of Employer, and that does not relate to Employer's business, research or development or result from any work performed by Executive for Employer.

     (e) Trade Secrets of Others.  To the best of Executive's knowledge,
         -----------------------
Executive's performance of his duties will not violate any agreements with or trade secrets of any other person or entity.

     SECTION 8.     SURRENDER OF PROPRIETARY INFORMATION AND OTHER COMPANY
                    ------------------------------------------------------
PROPERTY.  In the event of the termination of his employment for any reason,
--------
Executive immediately will deliver to Employer upon request all devices, records, designs, sketches, reports, proposals, information, lists, correspondence, equipment, software, computer disks, documents, photographs, photostats, negatives, undeveloped film, notes, drawings, specifications, tape recordings or other electronic recordings, programs, data, Proprietary Information, and other materials or property of any nature belonging to Employer, and Executive will not take with Executive, any of the foregoing or any reproduction of any of the foregoing.

     SECTION 9.     RENEWAL.  If this Agreement has not terminated pursuant to
                    -------
the provisions of Section 5, the Term shall be automatically renewed for successive one-year periods commencing on each anniversary date of the original Term, unless either party provides the other with written notice of its intent to terminate the Agreement given not less than one hundred twenty (120) days prior to the end of the Term, or any renewals thereof as provided for herein.

     SECTION 10.    MISCELLANEOUS.
                    -------------

     (a) Succession; Survival.  This Agreement shall inure to the benefit of and
         --------------------
shall be binding upon Employer, its successors and assigns. Absent the prior written consent of Executive, this Agreement may not be assigned by Employer other than in connection with a merger or sale of all or substantially all the assets of Employer or a similar transaction in which the successor or assignee assumes (whether by operation of law or express assumption) all obligations of Employer hereunder. The obligations and duties of Executive hereunder are personal and otherwise not assignable. Executive's obligations and representations under this Agreement will survive the termination of Executive's employment, regardless of the manner of such termination.

     (b) Notices.  Any notice or other communication provided for in this
         -------
Agreement shall be in writing and sent if to Employer to its office at:

         AquaCell Technologies, Inc.

         10410 Trademark Street
         Rancho Cucamonga, California 91730
         Attention: President

or at such other address as Employer may from time to time in writing designate, and if to Executive at such address as Executive may from time to time in writing designate (or Executive's business address of record in the absence of such designation). Each such notice or other communication shall be effective
(i) if given by telecommunication, when transmitted to the applicable number so specified in (or pursuant to) this Section 7 and an appropriate answer back is received, (ii) if given by mail, three days after such communication is deposited in the mails with first class postage prepaid, addressed as aforesaid or (iii) if given by any other means, when actually delivered at such address.

     (c) Entire Agreement; Amendments.  This Agreement contains the entire
         ----------------------------
agreement of the parties relating to the subject matter hereof and it supersedes any prior agreements, undertakings, commitments and practices relating to Executive's employment by Employer. No amendment or modification of the terms of this Agreement shall be valid unless made in writing and signed by Executive and, on behalf of Employer, by an officer expressly so authorized by the Board.

     (d) Waiver.  No failure on the part of any party to exercise or delay in
         ------
exercising any right hereunder shall be deemed a waiver thereof or of any other right, nor shall any single or partial exercise preclude any further or other exercise of such right or any other right.

     (e) Choice of Law.  This Agreement, the legal relations between the parties
         -------------
and any action, whether contractual or non-contractual, instituted by any party with respect to matters arising under or growing out of or in connection with or in respect of this Agreement, the relationship of the parties or the subject matter hereof shall be governed by and construed in accordance with the laws of the State of California, applicable to contracts made and performed in such State and without regard to conflicts of law doctrines, to the extent permitted by law.

     (f) Binding Arbitration.  Any controversy involving a claim by either of
         -------------------
the parties against the other party arising out of or in connection with this Agreement shall be finally settled by arbitration in San Bernardino County, California, in accordance with the then-current rules for arbitration as established by JAMS, L.L.C. ("JAMS"), and judgment upon the award rendered by such arbitration may be entered in any court having jurisdiction thereof. Such arbitration shall be conducted by one (1) arbitrator mutually agreed to by Employer and Executive from the JAMS panel of retired judges, or an arbitrator appointed by JAMS in the event that no such mutual agreement is reached.

     (g) Attorney's Fees.  If any action at law or in equity is necessary to
         ---------------
enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to recover reasonable attorney's fees, costs and necessary disbursements from the non-prevailing party in addition to any other relief to which such party may be entitled.

     (h) Confidentiality; Proprietary Information.  Executive agrees to not make
         ----------------------------------------
use of, divulge or otherwise disclose, directly or indirectly, any trade secret or other confidential or proprietary information concerning the business (including but not limited to its products, employees, services, practices or policies) of Employer or any of its affiliates of which Executive may learn or be aware as a result of Executive's employment during the term of the Agreement or prior thereto as stockholder, employee, officer or director of, or consultant to, Employer, except to the extent such use or disclosure is (i) necessary to the performance of this Agreement and in furtherance of Employer's best interests, (ii) required by applicable law, (iii) lawfully obtainable from other public sources, or (iv) authorized in writing by or pursuant to a written agreement with Employer. The provisions of this subsection (g) shall survive the expiration, suspension or termination, for any reason, of this Agreement.

     (i) Severability.  If any provision of this Agreement is held invalid or
         ------------
unenforceable, the remainder of this Agreement shall nevertheless remain in full force and effect, and if any provision is held invalid or unenforceable with respect to particular circumstances, it shall nevertheless remain in full force and effect in all other circumstances, to the fullest extent permitted by law.

     (j) Withholding; Deductions.  All compensation payable hereunder, including
         -----------------------
salary and other benefits, shall be subject to applicable taxes, withholding and other required, normal or elected employee deductions.

     (k) Section Headings.  Section and other headings contained in this
         ----------------
Agreement are for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement.

     (l) Counterparts.  This Agreement and any amendment hereto may be executed
         ------------
in one or more counterparts. All of such counterparts shall constitute one and the same agreement and shall become effective when a copy signed by each party has been delivered to the other party.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                   "EMPLOYER"


                                   AquaCell Technologies, Inc.

                                   By ________________________________________
                                      Name:___________________________________
                                      Title:__________________________________

                                   "EXECUTIVE"



                                   ___________________________________________
                                   Gary S. Wolff

                                   Exhibit A
                                   ---------

                           Executive Bonus Plan Pool
                           -------------------------

Phase I    -  2% of net sales increase over the prior year

Phase II   -  2% of the net income after taxes and after deduction of the Phase
              I Bonus

Phase III - 1% of the increase in market cap of the company over the prior year

                                   Exhibit B
                                   ---------

                               Change of Control

     A "Change of Control" as used in the Agreement of which this Exhibit is a part shall mean any of the following:

          (1) any "person," as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") (other than Employer or its Affiliate), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of Employer (not including in the securities beneficially owned by such person any securities acquired directly from Employer or Executive) representing fifty percent (50%) or more of the combined voting power of Employer's then outstanding securities; or

          (2) in the event that the individuals who at the beginning of the Term constitute the Board of Directors, and any new director whose election by the Board or nomination for election by Employer's stockholders was approved by a vote of at least a majority of the Board then still in office who either were members of the Board at the beginning of the Term or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof; or

          (3) the stockholders of Employer approve a merger or consolidation of Employer with or the sale of Employer to any other entity and, in connection with such merger, consolidation or sale; individuals who constitute the Board immediately prior to the time any agreement to effect such merger or consolidation is entered into fail for any reason to constitute at least a majority of the board of directors of the surviving corporation following the consummation of such merger or consolidation; or

          (4) the stockholders of Employer approve a plan of complete liquidation of Employer or an agreement for the sale or disposition by Employer of all or substantially all of Employer's assets to an entity not controlled by Employer.

                                      B-1